SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                February 25, 1999


                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                          (Exact name of the registrant
                          as specified in its charter)



Delaware                       333-28025             41-1808858

(State or other               (Commission            (I.R.S. Employee
jurisdiction of               File No.)               Identification No.)
Incorporation)


8400 Normandale Lake Boulevard                  55437
Minneapolis, Minnesota
(Address of Principal                           (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000

Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the February 1999 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.


Master Serviced by Residential Funding Corporation

1996-HS1 RFM2 1996-HS2  RFM2 1996-HS3 RFM2 1995-1 RFM2  1996-RHS4  RFM2 1997-HI1
RFM2 1997-HS2 RFM2  1997-HI3 RFM2  1997-GMACM4  RFM2 1997-HS5 RFM2 1998-HS1 RFM2
1998-HI2  RFM2  1998-HS3 RFM2 1998-RS1 RFM2 1998-RS1 RFM2 1999-WH1 RFM2 1999-WH2
RFM2 ->

Item 7. Financial Statements and Exhibits
(a) See attached monthly reports.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


RESIDENTIAL FUNDING MORTGAGE
SECURITIES II, INC.

By:     /s/Davee Olson
Name:   Davee Olson
Title:  Chief Financial Officer
Dated   February 25, 1999

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


RESIDENTIAL FUNDING MORTGAGE
SECURITIES II, INC.

By:
Name:    Davee Olson
Title:   Chief Financial Officer
Dated:   February 25, 1999